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                                                                  Exhibit 10(x)


                          PLEDGE AND SECURITY AGREEMENT



         This PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") is dated as of November 14, 1997 and entered into by and among REGENT COMMUNICATIONS, INC., a Delaware corporation ("COMPANY"), each of the DIRECT AND INDIRECT WHOLLY- OWNED SUBSIDIARIES OF COMPANY listed on the signature pages hereof, (collectively, the "GUARANTORS" and together with Company, each individually a "GRANTOR" and collectively, "GRANTORS"), and BANK OF MONTREAL, Chicago Branch, as agent for and representative of (in such capacity, "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchanges (as hereinafter defined).


                             PRELIMINARY STATEMENTS

         WHEREAS, Secured Party, General Electric Capital Corporation, as Documentation Agent ("DOCUMENTATION AGENT"), and Lenders have entered into that certain Credit Agreement dated as of November 14, 1997 (said Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with Company, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company;

         WHEREAS, Company may from time to time enter into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including the obligation of Company to make payments thereunder in the event of early termination thereof, together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder;

         WHEREAS, the proceeds of the Loans will be used by Company and Guarantors for the purposes set forth in the Credit Agreement, including, without limitation, the acquisition of assets, the repayment of valid and existing debt and for working capital purposes in the ordinary course of business;

         WHEREAS, each of the Guarantors has executed and delivered that certain Subsidiary Guaranty dated as of November 14, 1997 (said Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders, pursuant to which the Guarantors have jointly and severally guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement;



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         WHEREAS, Company desires to secure all Obligations under the Credit
Agreement and the other Loan Documents to which Company is a party, and each Guarantor desires to secure its Obligations under the Subsidiary Guaranty and the other Loan Documents to which such Guarantor is a party;

         WHEREAS, it is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement; and

         WHEREAS, each Grantor will receive value and obtain benefits in exchange for delivering this Agreement securing the Obligations of Company arising from time to time under the Credit Agreement and the Obligations of each Guarantor arising from time to time under the Subsidiary Guaranty, the receipt of which value and benefits are hereby acknowledged, and each Grantor, accordingly, desires to enter into this Agreement in order to satisfy the condition precedent described in the foregoing paragraph.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under into the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantors hereby agree with Secured Party as follows:


SECTION 1. GRANT OF SECURITY. As collateral security for the prompt payment or performance in full when due of the Secured Obligations (as hereinafter defined), each Grantor, to the full extent permitted by law, hereby pledges and assigns to Secured Party, and grants to Secured Party a security interest in, for the ratable benefit of Lenders, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

         (a) all inventory in all of its forms, including, but not limited to,
(i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all such goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all such goods which are returned to or repossessed by such Grantor and all accessions thereto and products thereof (all such inventory, accessions and products being the "INVENTORY") and all negotiable documents of title (including, without limitation, warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "NEGOTIABLE DOCUMENT OF TITLE");

         (b) all accounts, accounts receivables, other receivables and rights to payment for Inventory sold or leased or services rendered of every nature and all contract rights, chattel paper, documents, instruments, notes, general intangibles related to the foregoing, whether or not earned by performance, including, without limitation, all rights to receive the proceeds of any Asset Sale


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(including, without limitation, the sale or other disposition of any FCC License or property related thereto)(collectively, the "ACCOUNTS") and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any of the Accounts (the "RELATED CONTRACTS");

         (c) all trademarks, service marks, trade names, corporate names, trade secrets, business names, trade styles, logos, patents, licenses (including, without limitation, all FCC Licenses at the time and to the extent permitted by law), copyrights, registrations, franchise rights, other source or business identifiers, all applications therefor and reissues, extensions or renewals thereof, all goodwill associated with any of the foregoing and any and all of Grantor's licenses ("INTELLECTUAL PROPERTY LICENSES") to use any of the foregoing (collectively, the "INTELLECTUAL PROPERTY COLLATERAL");

         (d) all items of equipment and fixtures, including all equipment, machinery, furnishings, fixtures, tools, supplies, automotive equipment, motor vehicles and other equipment of any kind and nature, together with all replacements, substitutions, attachments, parts (including spare parts), modifications, additions, improvements, upgrades and accessions of, to or upon such items of equipment or fixtures (together referred to herein as the "EQUIPMENT");

         (e) all choses in action, causes of action, judgments and all other intangible personal property of such Grantor of every kind and nature (other than Accounts) including, without limitation, corporate or other business records, documents, contracts, instruments or agreements (including, without limitation, program contracts, franchises, lease management agreements, local marketing agreements, time brokerage agreements, network affiliation agreements and similar arrangements), inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses (including, without limitation, all FCC Licenses to the extent permitted by law), leases with respect to personal property, franchises, tax refund claims, any guarantee claims, security interests or other security held by or granted to such Grantor to secure payment by a debtor in respect of any Account (together referred to herein as the "GENERAL INTANGIBLES"); and

         (f) (i) all moneys, residues and property of any kind in the possession of or under the control of Secured Party, any Lender or any bank or any financial institution or a bailee of Secured Party, any Lender or any bank or any financial institution, including without limitation, any deposit account at any bank or any financial institution or any bailee of any thereof, (ii) all accessions to, substitutions for and replacements, products and proceeds of Accounts, Equipment, Inventory and General Intangibles, including, without limitation, proceeds of insurance policies insuring (whether or not Secured Party is the loss payee thereof), and condemnation or requisition payments with respect to, any or all of the foregoing, and (iii) all books and records (including, without limitation, ledger cards, correspondence, customer lists, credit files, tapes, disks, computer programs, printouts and other computer materials and records) of such Grantor pertaining to any Accounts, Equipment, Inventory and General Intangibles or any item in this clause (g) (together referred to herein as the "MISCELLANEOUS COLLATERAL");

         (g) the stock described on SCHEDULE I hereto (collectively, the "PLEDGED STOCK") and the certificates representing the Pledged Stock, and any interest of Grantors in the entries on the


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books of any financial intermediary pertaining to the Pledged Stock, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

         (h) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Stock from time to time acquired by such Grantor in any manner (which shares shall be deemed to be part of the Pledged Stock), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of such Grantor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

         (i) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor (which shares shall be deemed to be part of the Pledged Stock), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of such Grantor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights;

         (j) the indebtedness described on SCHEDULE I hereto and all other indebtedness from time to time owed to such Grantor by any other Grantor or Grantors or any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct or indirect Subsidiary of, such Grantor and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness (collectively, the "PLEDGED DEBT" and, together with the Pledged Stock, the "PLEDGED COLLATERAL"); and

         (k) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all Obligations and liabilities of every nature of each Grantor now or hereafter existing under or arising out of or in connection with the Credit



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Agreement and the other Loan Documents and the Lender Interest Rate Agreements to the extent such Grantor is a party thereto and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to any Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of each Grantor now or hereafter existing under this Agreement (all such obligations of Grantors, together with the Underlying Debt, being the "SECURED OBLIGATIONS").


SECTION 3. EACH GRANTOR REMAINS LIABLE. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement (other than this Agreement to the extent included in the Collateral), nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

         (a) CREDIT AGREEMENT REPRESENTATIONS. Each of the representations and warranties set forth in Section 5 of the Credit Agreement are true, correct and complete to the extent specifically applicable to such Grantor and the Collateral of such Grantor therein and each such representation and warranty is hereby incorporated herein by this reference;

         (b) MARGIN REGULATIONS. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System;

         (c) OWNERSHIP OF COLLATERAL. Except for the security interests created by this Agreement and the other Loan Documents and Permitted Liens, such Grantor owns the Collateral held by it free and clear of any Lien. All of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable. Except as may have been filed in respect of Permitted Liens and financing statement filings or other recordings permitted by the terms of the Credit Agreement,



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no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office other than financing statements for which executed termination statements have been delivered to the Secured Party;

         (d) LOCATION OF INVENTORY AND EQUIPMENT. All of the Inventory and Equipment is, as of the date hereof, located at the places specified in SCHEDULE II annexed hereto;

         (e) OFFICE LOCATIONS; FICTITIOUS NAMES. As of the Closing Date, the principal place of business, the chief executive office and the office where each Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts is, and has been for the four month period preceding the date hereof, located as set forth in SCHEDULE II annexed hereto. Such Grantor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name) except as set forth in SCHEDULE II annexed hereto to the Credit Agreement;

         (f) DELIVERY OF CERTAIN COLLATERAL. All chattel paper and all notes and other instruments (excluding checks and other items delivered for deposit in the ordinary course of business) comprising any and all items of Collateral have been delivered to Secured Party duly indorsed and accompanied by duly executed instruments of transfer or assignment in blank;

         (g) PERFECTION. The security interests in the Collateral granted to the Secured Party for the ratable benefit of the Lenders hereunder constitute valid security interests in the Collateral. Upon the filing of UCC financing statements naming each Grantor as "debtor", naming the Secured Party as "secured party" and describing the Collateral in the filing offices set forth on SCHEDULE I hereto, the security interests in the Collateral granted to the Secured Party for the ratable benefit of the Lenders will, to the extent a security interest in the Collateral may be perfected by filing UCC financing statements, constitute valid and perfected security interests therein prior to all other Liens other than Permitted Liens. Upon the delivery of the certificates representing the Pledged Stock and the instruments evidencing the Pledged Debt to the Secured Party, the security interests in the Pledged Collateral granted to the Secured Party for the benefit of the Lenders will constitute valid and perfected security interests therein prior to all other Liens;

         (h) INSURANCE. Insurance covering the Collateral against loss or damage of the kinds required by the terms of the Credit Agreement is in full force and effect;

         (i) ACCOUNTS RECEIVABLE. To the best of such Grantor's knowledge and in accordance with credit policies typically applied in such Grantor's industry for the evaluation of Accounts, all persons appearing to be obligated on Accounts have authority and capacity to contract and are bound as they appear to be. All Accounts of such Grantor comply in all material respects with all applicable laws concerning form, content and manner of preparation and execution, including, where applicable, but not limited to, any consumer credit laws;

         (j) BILLS OF LADING. No bill of lading, warehouse receipt or other document or instrument of title is outstanding with respect to the Collateral or any portion of the Collateral;

         (k) FILINGS. No authorization, approval or other action by, and no notice to or filing



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with, any governmental authority or regulatory body (other than for the filing of this Agreement to the extent required by the FCC), or any other Person is required (i) for the grant by such Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by any Grantor or (ii) for the perfection of such security interest or the exercise by Secured Party of the rights and remedies provided for in this Agreement, except for the filing and recording of the UCC-1 financing statements set forth on SCHEDULE III annexed hereto and proper continuances thereof, and such other UCC-1 financing statements (and proper continuations thereof) as may be required after the date hereof pursuant to Section 5 or subsection 6(b); and

         (l) OTHER INFORMATION. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of such Grantor with respect to the Collateral is accurate and complete in all material respects.


SECTION 5.  FURTHER ASSURANCES.


         (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will:
(i) upon the request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts, and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) at any reasonable time and upon the terms set forth in the Credit Agreement, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (v) at Secured Party's reasonable request, appear in and defend any action or proceeding that may affect Secured Party's security interest in all or any part of the Collateral.

         (b) Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law; PROVIDED HOWEVER, that nothing in this Agreement shall relieve any Grantor of its continuing obligations to file all necessary financing and continuation statements in order to perfect and protect the security interests granted or purported to be granted hereby. Such Grantor agrees that in the event it does not provide Secured Party with an appropriate executed financing statement at any time required to do so in accordance with the terms hereof, a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be


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filed as a financing statement in any and all jurisdictions.

         (c) Such Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

         (d) Each Grantor will promptly notify Secured Party of any material event causing loss or depreciation in the value of the Collateral of such Grantor which is either outside the ordinary course of business of such Grantor or any event which, in respect of any single such event, causes loss or depreciation in excess of $100,000 and in respect of any of such events will also notify Secured Party of the amount of such loss or depreciation.

         (e) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Grantors' endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to Grantors, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in
Section 10(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         (f) Subject to subsection 8(b), each Grantor hereby specifically and irrevocably authorizes and directs every obligor under its respective contracts and agreements included in the Collateral to make all distributions of payments due or arising thereunder to Secured Party.


SECTION 6.  CERTAIN COVENANTS OF THE GRANTORS.  Each Grantor shall:

         (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral if the same would result in an Event of Default;

         (b) give Secured Party 30 days' prior written notice of any change in
(i) such Grantor's name, identity or corporate structure, (ii) such Grantor's principal place of business, chief executive office or residence, (iii) the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts and (iv) locations of Inventory or Equipment (or new locations therefor), in each case, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, shall have been taken with respect to the Collateral affected by any such change in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Collateral;

         (c) except as otherwise permitted by the Credit Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all



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claims (including claims for labor, materials and supplies) against, the
Collateral.


SECTION 7. SPECIAL COVENANTS WITH RESPECT TO INSURANCE. Each Grantor shall, at its own expense, maintain insurance with respect to the Collateral in accordance with the terms of the Credit Agreement.

SECTION 8.  SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND RELATED CONTRACTS.

         (a) Each Grantor shall, to the extent it owns any Accounts, maintain
(i) complete records of each Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto, in accordance with its customary practices and procedures for retention of such information consistent with past practice and shall permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and such Grantor agrees for purposes of enabling Secured Party to exercise its rights and remedies hereunder to render to Secured Party, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, such Grantor shall deliver to Secured Party complete and correct copies of the Related Contracts.

         (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, such Grantor may take (and, upon the occurrence and during the continuance of an Event of Default, at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; PROVIDED, HOWEVER, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default or a Potential Event of Default, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the PROVISO to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 16, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.


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         (c) No Guarantor will directly or indirectly sell its Accounts.


SECTION 9.  SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT.

         (a) Except for Equipment which is being repaired or restored in the ordinary course of business and Equipment in transit between the locations set forth on SCHEDULE II annexed hereto , each Grantor shall keep the Equipment owned by it at the locations specified therefor in SCHEDULE II annexed hereto, or at such locations in a jurisdiction where all actions required by Section 5 shall have been taken with respect to the Equipment.

         (b) Each Grantor shall maintain or cause to be maintained to the extent required by sound business practices all Equipment used by such Grantor in its business in good repair, working order and condition, ordinary wear and tear excepted, and shall make all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved.

         (c) Each Grantor, immediately on demand therefor by Secured Party, shall deliver to Secured Party any and all evidence of ownership of any of the Equipment (including, without limitation, certificates of title and applications for title).


SECTION 10.  CONSENSUAL RIGHTS; PAYMENTS ON PLEDGED COLLATERAL; ETC.

         (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Grantor or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or any other Loan Document;

                  (ii) Each Grantor shall be entitled to receive and retain any and all principal and interest paid and dividends or other distributions in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all principal, interest or other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral (together with dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral) shall be, and shall forthwith be delivered to Secured Party to hold as Collateral and shall, if received by any Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with all necessary endorsements); and

                  (iii) Secured Party shall execute and deliver (or cause to be executed and delivered) to any Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Upon the occurrence and during the continuance of an Event of Default, at the election of Secured Party:

                  (i) All rights of any Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection 10(a)(i) (subject however to prior FCC consent to the extent required) and to receive the dividends, principal and interest payments and any and all payments or distributions which it would otherwise be authorized to receive and retain pursuant to subsection 10(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights (subject however to prior FCC consent to the extent required) and to receive and hold as Collateral such dividends, principal and interest payments; and

                  (ii) All dividends, principal and interest payments and other distributions which are received by any Grantor contrary to the provisions of paragraph (i) of this subsection 10(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

                  (iii) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 10(b) (subject however to prior FCC consent to the extent required) and to receive all dividends, principal and interest payments and other distributions which it may be entitled to receive under Section 10(a) or 10(b), Grantors shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request (subject however to prior FCC consent to the extent required).


SECTION 11. TRANSFERS AND OTHER LIENS. Other than as permitted by the Credit Agreement, no Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral or (ii) except for Permitted Liens, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person or entity.

SECTION 12. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time, following the occurrence and during the continuance of an Event of Default, in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 7;

                  (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

                  (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

                  (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral;

                  (g) to file, or cause to be filed, to the extent permitted by law, such applications for approval and to take all other and further actions required to obtain any approvals or consents from the FCC required for the exercise of any right or remedy hereunder; and

                  (h) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and such Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.


SECTION 13. SECURED PARTY MAY PERFORM. If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under subsection 10.2 of the Credit Agreement.

SECTION 14.  STANDARD OF CARE.

         (a) The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral including, without limitation, (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge or such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral, or (d) initiating any action to protect the Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

         (b) Secured Party shall not be liable to any Grantor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of, in connection with or that is in any way related to (x) any exercise by Secured Party of any right or remedy under this Agreement or (y) any other act of or failure to act by Secured Party, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction that is final and not subject to review on appeal, to be the result of acts or omissions on the part of Secured Party constituting gross negligence or willful misconduct.

         (c) NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST SECURED PARTY OR ITS AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR SECURED PARTIES FOR ANY PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

SECTION 15.  REMEDIES.

         (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein, in the Credit Agreement, any other agreement between any Grantor and Secured Party or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (i) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties,
(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process; PROVIDED that notwithstanding the foregoing, any voting interests of a Station included in Pledged Collateral and any FCC Licenses and related assets necessary for the operation of a Station included in the Collateral shall be offered for sale in accordance with subsection 15(c) below, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, and (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 34 shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, such Grantor shall be liable for the deficiency and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency in accordance with Section 17.

         (b) Notwithstanding anything herein to the contrary, but without limiting in any manner the security interests granted to Secured Party on behalf of Lenders hereunder in proceeds resulting from the sale or other disposition of any FCC Licenses or property related thereto, to the extent this Agreement or any other Loan Document purports to require any Grantor to grant to Secured Party, on behalf of Lenders, a security interest in the FCC Licenses of any Grantor, Secured Party, on behalf of Lenders, shall have a security interest in such FCC Licenses only at such times and to the extent that a security interest in such licenses is permitted under applicable law. Notwithstanding anything to the contrary set forth herein, Secured Party, on behalf of Lenders, agrees that to the extent prior FCC approval is required pursuant to the Communications Act for (i) the operation and effectiveness of any grant, right or remedy hereunder or under the other Loan Documents or (ii) taking any action that may be taken by Secured Party hereunder or under the other Loan Documents, such grant, right, remedy or actions will be subject to such prior FCC approval having been obtained by or in favor of Secured Party, on behalf of Lenders (and each Grantor shall use its best efforts to obtain any such approval as promptly as possible). Each Grantor agrees that, upon an Event of Default and at Secured Party's request, each Grantor will, and will cause its Subsidiaries to, immediately file, or cause to be filed, such applications for approval and shall take all other and further actions required by the Secured Party, on behalf of Lenders, to obtain such FCC approvals or consents as are necessary to transfer ownership and control to Secured Party or trustee or other fiduciary acting in lieu of Secured Party in order to ensure compliance with Section 310(b) of the Communication Act, on behalf of Lenders, or their successors or assigns, of the FCC Licenses held by it or its Subsidiaries.

         (c) Grantors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral (including, without limitation, any voting interests of a Station included in the Pledged Collateral) conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Grantors acknowledge that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Grantors agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. Each Grantor agrees to do, or cause to be done, all such other acts and things as may be necessary to make any sale or sales (whether private or public) of all or any part of the Pledged Collateral valid and binding and in compliance with applicable law including, without limitation, filing, or causing to be filed, such applications for approval as may be required by the FCC or any other governmental authority.

         (d) Grantor and Collateral Secured Party agree that, in the event of changes in the

Communications Act, FCC Regulations or any other applicable law occurring after the date hereof that affect in any manner the Lenders' rights of access to, or use or sale of, the FCC Licenses, or the procedures necessary to enable the Lenders to obtain such rights of access, use or sale (including, without limitation, changes allowing greater access), the Lenders and Grantor, upon request of the Lenders or the Collateral Secured Party, shall amend this Agreement and the other Loan Documents in such manner as the Lenders or the Collateral Secured Party shall reasonably request, in order to provide the Lenders with such rights to the greatest extent possible consistent with then applicable laws and FCC Regulations.

         (e) Notwithstanding anything in this Agreement to the contrary, Secured Party shall exercise, or shall refrain from exercising, any remedy provided for in this Section 15 or otherwise herein in accordance with the instructions of Requisite Lenders.

         (f) Upon the occurrence and during the continuance of an Event of Default, Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from deposit accounts maintained with Secured Party or any Lender constituting part of the Collateral.

         (f) At any time or times deemed necessary or advisable by Secured Party or Requisite Lenders, including for purposes of complying with Section 310(b) of the Communications Act and for purposes of enforcing any right or remedy hereunder, Secured Party or Requisite Lenders may appoint one or more Persons to act as a separate agent or co-agent to the full extent permitted by law and in accordance with such instructions and directions as Secured Party or Requisite Lenders, as the case may be, may specify. All provisions of this Agreement which are for the benefit of the Secured Party shall extend to and apply to each separate agent or co-agent appointed pursuant to the foregoing provisions. The powers of any separate agent or co-agent shall not exceed those of the Secured Party hereunder.


SECTION 16. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement or the Credit Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

                  FIRST: To the payment of all costs and expenses of such sale, collection or other realization, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all fees, expenses, indemnities and other amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of any Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with Section 17;

                  SECOND: To the payment of all other Secured Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents; and

                  THIRD: To the payment to or upon the order of any Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.


SECTION 17.  INDEMNITY AND EXPENSES.

         (a) Each Grantor jointly and severally agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's (or its officer's, employee's or agent's) gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Each Grantor jointly and severally agrees to pay to Secured Party upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

SECTION 18. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations and the cancellation or termination of the Commitments, (b) be binding upon each Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Upon the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors.


SECTION 19. SECURITY INTEREST ABSOLUTE. All rights of Secured Party and security interests granted hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or any other agreement or instrument relating to any of the foregoing;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document;

                  (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations; or

                  (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor or a third party grantor.


SECTION 20. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, or consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of an amendment, each Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.


SECTION 21. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon confirmation of receipt of telecopy or telex, or three Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; PROVIDED that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.


SECTION 22. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.


SECTION 23. PLEDGE, GRANT AND OBLIGATIONS SEVERAL. The pledge and grant of the Collateral of, and the obligations hereunder of, each Grantor are independent and several, and may be enforced against such Grantor separately, whether or not enforcement of any right or remedy hereunder has been sought against any other Grantor.


SECTION 24. MARSHALLING; PAYMENTS SET ASIDE. Secured Party shall not be under any obligation to marshal any assets in favor of any Grantor or any other party or against or in payment of any or all of the Secured Obligations. To the extent that any Grantor makes a payment or payments to Secured Party or Secured Party enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.


SECTION 25. WAIVER OF HEARING. Each Grantor expressly waives, to the maximum extent permitted by law, any constitutional or other right to a judicial hearing prior to the time Secured Party takes possession or disposes of the Collateral as provided in Section 15 hereof.


SECTION 26. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


SECTION 27. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.


SECTION 28. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT FEDERAL LAW OR THE UNIFORM COMMERCIAL CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.


SECTION 29. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR OTHER LOAN DOCUMENT OR ANY OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH OTHER LOAN DOCUMENT OR SUCH

OBLIGATION. EACH GRANTOR HEREBY AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN THE APPLICABLE SIGNATURE PAGE HERETO, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH GRANTOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

         NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.
SECTION 30. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE CREDITOR/DEBTOR RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings. Each party hereto further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 31. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


SECTION 32. ADDITIONAL GRANTORS. The initial Grantors hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company may become parties hereto, as additional Grantors, by executing a counterpart of this Agreement substantially in the form of Exhibit A annexed hereto. Upon delivery of any such counterpart to Secured Party, notice of which is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its joint and several obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Requisite Lenders not to cause any Subsidiary of Company to become an additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 33. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Grantor and of Secured Party (including any agent or co-agent thereof); PROVIDED that in no event may any Grantor assign its interests or obligations hereunder without the prior written consent of Secured Party.


SECTION 34.  SECURED PARTY AS AGENT.

         (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; PROVIDED that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 15 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 34(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this Section 34(a).

         (b) Secured Party shall at all times be the same Person that is Agent under the Credit Agreement. Written notice of resignation by Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Agent under subsection 9.5 of the Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


COMPANY:                      REGENT COMMUNICATIONS, INC.
                              a Delaware corporation


                              By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                              REGENT BROADCASTING OF SAN DIEGO, INC.,
                              REGENT BROADCASTING OF LEXINGTON, INC.,
                              REGENT BROADCASTING OF CHARLESTON, INC.,
                              REGENT BROADCASTING OF DAYTON, INC., REGENT
                              BROADCASTING OF CHICO, INC., REGENT
                              BROADCASTING OF FLAGSTAFF, INC., REGENT
                              BROADCASTING OF KINGMAN, INC., REGENT
                              BROADCASTING OF LAKE TAHOE, INC., REGENT
                              BROADCASTING OF PALMDALE, INC., REGENT
                              BROADCASTING OF REDDING, INC., REGENT
                              BROADCASTING OF VICTORVILLE, INC.,
                              each a Delaware corporation


                              By:
                                      -----------------------------------------
                                      Name:
                                      Title:
                                             ----------------------------------
                                                of each of the forgoing


                              REGENT LICENSEE OF SAN DIEGO, INC.,
                              REGENT LICENSEE OF LEXINGTON, INC.,
                              REGENT LICENSEE OF CHARLESTON, INC.,
                              REGENT LICENSEE OF DAYTON, INC.,
                              each a Delaware corporation


                              By:
                                      -----------------------------------------
                                      Name:
                                      Title:
                                             ----------------------------------
                                                of each of the forgoing

SECURED PARTY:                BANK OF MONTREAL, CHICAGO BRANCH,
                                      as Secured Party


                              By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                    REGENT ACQUISITION CORP.,
                                    REGENT MERGER CORP.,
                                    each a Delaware corporation

                                    By:
                                            -----------------------------------
                                            Name:
                                            Title:
                                                  -----------------------------
                                                     of each of the foregoing


                                   SCHEDULE I

                          PLEDGE AND SECURITY AGREEMENT



                          Description of Pledged Stock
                          ----------------------------
                              At November __, 1997


                                                              Class     Stock Cert.      Par                 Number
Stock Issuer               Holder                            of Stock     Number        Value               of Shares
------------               ------                            --------     ------        -----               ---------
Regent Broadcasting
  of San Diego, Inc.(1)    Regent Communications, Inc.        Common        1           $1.00                  100

Regent Broadcasting
  of Lexington, Inc.(2)    Regent Communications, Inc.        Common        1           $1.00                  100

Regent Broadcasting
  of Charleston, Inc.      Regent Communications, Inc.        Common        1           $1.00                  100

Regent Broadcasting
  of Dayton, Inc.          Regent Communications, Inc.        Common        1           $1.00                  100

Regent Broadcasting
  of Chico, Inc.           Regent Communications, Inc.        Common        1           $1.00                  100

Regent Broadcasting
  of Flagstaff, Inc.       Regent Communications, Inc.        Common        1           $1.00                  100

Regent Broadcasting
  of Kingman, Inc.         Regent Communications, Inc.        Common        1           $1.00                  100

Regent Broadcasting
  of Lake Tahoe, Inc.      Regent Communications, Inc.        Common        1           $1.00                  100

Regent Broadcasting
  of Palmdale, Inc.        Regent Communications, Inc.        Common        1           $1.00                  100

Regent Broadcasting
  of Redding, Inc.         Regent Communications, Inc.        Common        1           $1.00                  100

Regent Broadcasting
  of Victorville, Inc.     Regent Communications, Inc.        Common        1           $1.00                  100

Regent Licensee of         Regent Broadcasting of
  San Diego, Inc.(1)         San Diego, Inc.                  Common        1           $1.00                  100

                                                              Class     Stock Cert.      Par                 Number
Stock Issuer               Holder                            of Stock     Number        Value               of Shares
------------               ------                            --------     ------        -----               ---------
Regent Licensee of         Regent Broadcasting of
  Lexington, Inc.(2)         Lexington, Inc.                  Common        1           $1.00                  100

Regent Licensee of         Regent Broadcasting of
  Charleston, Inc.           Charleston, Inc.                 Common        1           $1.00                  100

Regent Licensee of         Regent Broadcasting of
  Dayton, Inc.               Dayton, Inc.                     Common        1           $1.00                  100

Regent Merger Corp.        Regent Communications, Inc.        Common        1           $1.00                  100

Regent Acquisition
  Corp.                    Regent Communications, Inc.        Common        1           $1.00                  100

---------------

(1) The stock of this corporation was previously pledged to Citicasters Co. and is being held subject to such pledge. (2) The stock of this corporation was previously pledged to HMH Broadcasting, Inc. and is being held subject to such pledge.




                           Description of Pledged Debt
                           ---------------------------
                                At June 30, 1997

                                      None.


                                   SCHEDULE II

                          PLEDGE AND SECURITY AGREEMENT


Location of Inventory and Equipment:
------------------------------------
Regent Communications, Inc.                          50 East RiverCenter Boulevard
                                                     Suite 180
                                                     Covington, Kentucky   41011

Regent Broadcasting of San Diego, Inc.               9416 Mission Gorge Road
                                                     Santee, California

Regent Broadcasting of Lexington, Inc.               50 East RiverCenter Boulevard
                                                     Suite 180
                                                     Covington, Kentucky   41011

Office Locations:
-----------------

Regent Broadcasting of San Diego, Inc.               9416 Mission Gorge Road
  and Regent Licensee of San Diego, Inc.:            Santee, California

Regent Broadcasting of Lexington, Inc.               50 East RiverCenter Boulevard
  and Regent Licensee of Lexington, Inc.:            Suite 180
                                                     Covington, Kentucky   41011

Regent Broadcasting of Charleston, Inc.              50 RiverCenter Boulevard
  and Regent Licensee of Charleston, Inc.:           Suite 180
                                                     Covington, Kentucky   41011

Regent Broadcasting of Dayton, Inc.                  50 East RiverCenter Boulevard
  and Regent Licensee of Dayton, Inc.:               Suite 180
                                                     Covington, Kentucky   41011

Regent Broadcasting of Chico, Inc.:                  1459 Humboldt Road, Suite D
                                                     Chico, California   95928

Regent Broadcasting of Flagstaff, Inc.:              2690 E. Huntington Drive
                                                     Flagstaff, Arizona   86004

Regent Broadcasting of Kingman, Inc.:                2534 Hualapai Mountain Road
                                                     Kingman, Arizona   86401

Regent Broadcasting of Lake Tahoe, Inc.:             2435 E. Venice Drive, Suite 120
                                                     South Lake Tahoe, California   96150


Regent Broadcasting of Palmdale, Inc.:               190 Sierra Court, B-2
                                                     Palmdale, California   93550

Regent Broadcasting of Redding, Inc.:                3360 Alta Mesa Drive
                                                     Redding, California   96002

Regent Broadcasting of Victorville, Inc.:            15650 Seneca Road, Bldg. A
                                                     Victorville, California   92392

Fictitious Business Names:
--------------------------

Name of Corporation                                  Tradename or Fictitious Business Name

Regent Communications, Inc.                          JS Communications, Inc.

Regent Broadcasting of San Diego, Inc.               KCBQ (AM)

Regent Broadcasting of Lexington, Inc.               WXXZ (FM), Z-103

Regent Broadcasting of Charleston, Inc.              JS Broadcasting of Charleston, Inc.

Regent Broadcasting of Chico, Inc.                   KFMF (FM), KPPL (FM), KALF (FM)

Regent Broadcasting of Flagstaff, Inc.               KVNA (AM), KVNA (FM), KZGL (FM)

Regent Broadcasting of Kingman, Inc.                 KAAA (AM), KZZZ (FM)

Regent Broadcasting of Lake Tahoe, Inc.              KOWL (AM), KRLT (FM)

Regent Broadcasting of Palmdale, Inc.                KVOY (AM), KTPI (FM)

Regent Broadcasting of Redding, Inc.                 KQMS (AM), KSHA (FM)

Regent Broadcasting of Victorville, Inc.             KROY (AM), KATJ (FM)

Regent Licensee of San Diego, Inc.                   KCBQ (AM)

Regent Licensee of Lexington, Inc.                   WXXZ (FM), Z-103

Regent Licensee of Charleston, Inc.                  JS Licensee of Charleston, Inc.



                                  SCHEDULE III

                          PLEDGE AND SECURITY AGREEMENT


                            UCC Financing Statements
                            ------------------------

Name of Corporation                                                    Filing Location
-------------------                                                    ---------------

As to Regent Communications, Inc.                                      Kentucky Secretary of State
  and all Grantors:                                                    Kenton County, Kentucky

                                                       -and-


As to Regent Broadcasting of San Diego, Inc.                           California Secretary of State
  and Regent Licensee of San Diego, Inc.:                              San Diego County, California

As to Regent Broadcasting of Lexington, Inc.                           Scott County, Kentucky
  and Regent Licensee of Lexington, Inc.:                              Fayette County, Kentucky

As to Regent Broadcasting of Charleston, Inc.                          S. Carolina Secretary of State
  and Regent Licensee of Charleston, Inc.:

As to Regent Broadcasting of Chico, Inc.:                              California Secretary of State

As to Regent Broadcasting of Flagstaff, Inc.:                          Arizona Secretary of State

As to Regent Broadcasting of Kingman, Inc.:                            Arizona Secretary of State

As to Regent Broadcasting of Lake Tahoe, Inc.:                         California Secretary of State
                                                                       Nevada Secretary of State

As to Regent Broadcasting of Palmdale, Inc.:                           California Secretary of State

As to Regent Broadcasting of Redding, Inc.:                            California Secretary of State

As to Regent Broadcasting of Victorville, Inc.:                        California Secretary of State

As to Regent Broadcasting of Dayton, Inc.                              Ohio Secretary of State
  and Regent Licensee of Dayton, Inc.:                                 Montgomery County, Ohio



                                    EXHIBIT A

                     [FORM OF COUNTERPART AND ACKNOWLEDGMENT
                             TO SECURITY AGREEMENT]

         This COUNTERPART AND ACKNOWLEDGMENT TO SECURITY AGREEMENT (this "COUNTERPART") is dated as of _________________, [199_] [200_] and is made with reference to that certain Pledge and Security Agreement dated as of November 14, 1997 (as previously amended, restated, supplemented or modified and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, THE "PLEDGE AND SECURITY Agreement"; capitalized terms used herein without definition shall have the same meanings herein as set forth in the Pledge and Security Agreement) among Regent Communications, Inc., ("COMPANY") and the Subsidiaries of Company that have become parties thereto (the "EXISTING SUBSIDIARIES" and collectively, the Company and the Existing Subsidiaries are the "EXISTING GRANTORS"), as grantors in favor of Bank of Montreal, Chicago Branch, as Secured Party for the financial institutions party to the Credit A Agreement (the "LENDERS").

         By execution of this Counterpart, [NEW SUBSIDIARY], a _____________ ("NEW SUBSIDIARY") agrees to become a party to the Pledge and Security Agreement as a Grantor for all purposes thereunder and under the other Loan Documents and to be jointly and severally liable for all obligations to the full extent set forth therein. Without limiting the foregoing, as security for its respective Secured Obligations, New Subsidiary hereby pledges to Secured Party for the benefit of Lenders, and here by grants to Secured Party for the benefit of Lenders, a First Priority security interest in all of such New Subsidiary's right, title and interest in and to the Collateral and the Pledged Collateral whether now owned or hereafter existing or in which New Subsidiary now has or hereafter acquires an interest and wherever the same shall be located and all proceeds thereof.

         Annexed hereto are supplements to the Schedules for the Pledge and Security Agreement (which Schedules shall hereafter include such supplements), setting forth in each instance the information necessary to make such Schedules true, correct and complete and not misleading as a result of the addition of New Subsidiary as a Grantor thereunder.

         New Subsidiary hereby represents and ware to Secured Party that the representations and warranties applicable to New Subsidiary under the Pledge and Security Agreement, as supplemented by the Schedule supplements annexed hereto, are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, and as of the Counterpart Effective Date (as defined below), except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.


                                    Exh. A-1

         THIS COUNTERPART SHALL BE GOVERN BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         This Counterpart may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and, pursuant to the terms of the Pledge and Security Agreement, all such counterparts shall be attached to, and be a part of, the Pledge and Security Agreement.

         This Counterpart shall become effective (such date being the "COUNTERPART EFFECTIVE DATE") upon the execution of a counterpart hereof by each of the parties hereto and receipt by Secured Party of written or telephone notification if such execution and authorization of delivery thereof

         IN WITNESS WHEREOF, New Subsidiary has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                            [NEW SUBSIDIARY]


                            By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                   Exh. A-2

         ACKNOWLEDGMENT. Each of the undersigns Grantors hereby consents to this Counterpart and agrees that each Loan Document to which it is a party shall continue in full force and effect and shall be valid and enforceable, is hereby ratified and confirmed and shall not be impaired or limited by the execution and delivery of this Counterpart.

EXISTING GRANTORS:

                                    REGENT COMMUNICATIONS, INC.
                                       a Delaware corporation

                                    By:
                                       ----------------------------------------
                                            Name:
                                            Title:

                                    REGENT BROADCASTING OF SAN DIEGO, INC.,
                                    REGENT BROADCASTING OF LEXINGTON, INC.,
                                    REGENT BROADCASTING OF CHARLESTON, INC.,
                                    REGENT BROADCASTING OF DAYTON, INC.,
                                    REGENT BROADCASTING OF CHICO, INC.,
                                    REGENT BROADCASTING OF FLAGSTAFF, INC.,
                                    REGENT BROADCASTING OF KINGMAN, INC.,
                                    REGENT BROADCASTING OF PALMDALE, INC.,
                                    REGENT BROADCASTING OF REDDING, INC.,
                                    REGENT BROADCASTING OF VICTORVILLE, INC., each Delaware corporation

                                    By:
                                       ----------------------------------------
                                            Name:
                                            Title:
                                                  -----------------------------
                                                   of each of the foregoing


                                    Exh. A-3

                                    REGENT LICENSEE OF SAN DIEGO, INC.
                                    REGENT LICENSEE OF LEXINGTON, INC.
                                    REGENT LICENSEE OF CHARLESTON, INC.,
                                    REGENT LICENSEE OF DAYTON, INC.,
                                    each a Delaware corporation

                                    By:
                                       ----------------------------------------
                                            Name:
                                            Title:
                                                  -----------------------------
                                                   of each of the foregoing

SECURED PARTY:                      BANK OF MONTREAL, CHICAGO BRANCH,
                                    as Secured Party

                                            By:

                                    By:
                                       ----------------------------------------
                                            Name:
                                            Title:

                                    Exh. A-4